THE GABELLI UTILITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                                               [GRAPHIC OMITTED]

                                                         TIMOTHY P. O'BRIEN, CFA

TO OUR SHAREHOLDERS,

      People tell me that utilities are boring, and I always dispute it. The good utilities are boring. They provide safe, reliable service in good weather and in bad, and earn steady, predictable returns on investment. They pay decent dividends to shareholders. They take prudent risks in the expectation of earning reasonable returns. They try to stay out of the papers. They are Clark Kent, not Superman. They are as dull as dishwater.

      The bad utilities are fascinating, each in their own miserable way. Their badness usually comes from over-reaching, from trying to be different from and more than they basically are. Which brings me to Enron. In November, Enron, the pipeline that morphed into a hedge fund, went bankrupt. It was the largest bankruptcy in U.S. history, and proved to be larger than initially thought. The billions in debt that the company took such pains to conceal from its investors, auditors, counterparties and debt rating agencies returned with the bankruptcy filing to the scene of the crime, Enron's balance sheet. The unedifying spectacle of creditors squabbling over the assets is under way, Enron's senior officers are desperately trying to blame each other for the collapse, and Congress is convening hearings. Tens of thousands of innocent, hard-working employees who thought that they worked for the greatest company in the energy industry are suddenly out of work and out of luck. Employee 401K accounts were loaded with Enron stock that legally could not be sold by holders who watched helplessly as it circled, and then fell into the abyss. A year ago, Enron sported the largest market capitalization in the utility universe, and by itself carried a weighting of 19% of the Standard & Poor's ("S&P") Utility Index. Today the stock trades at $0.60 per share, and is on its way to zero. The Enron story has it all: pride, greed, lies, humiliation and tragedy. You can't call it boring. No way.

      Opponents of deregulation, and there are many, will point to Enron's collapse as the inevitable result of competition in electric and gas markets. This is self-serving nonsense, but that won't matter in the short run. The witch-hunt is under way, and the movement towards competitive wholesale energy markets has suffered a major blow. This presents major challenges for industry participants, and that includes us as investors and as consumers. We can live with unbridled competition. We can live with fully regulated markets, although at some considerable cost. The real danger is that we could, as a nation, end up with "managed competition" where companies continue to have the obligation to serve, and must manage competitive risk in markets where the costs of bad luck or bad decisions are borne by investors, while the benefits of good luck or wise decisions are truncated by regulation. A "market" where companies earn only their cost of capital when everything goes right and are exposed to unlimited downside when everything does not is not going to attract capital.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                               Quarter
                             -----------------------------------------------
                               1st       2nd        3rd        4th      Year
                               ---       ---        ---        ---      ----
  2001:   Net Asset Value .. $11.02    $10.43   $  9.32       $9.13     $9.13
          Total Return .....  (4.2)%    (3.5)%    (8.7)%       0.2%    (15.4)%
--------------------------------------------------------------------------------
  2000:   Net Asset Value .. $11.76    $10.88    $12.08      $11.72    $11.72
          Total Return .....  10.0%     (5.7)%    13.1%       (0.8)%    16.4%
--------------------------------------------------------------------------------
  1999:   Net Asset Value ..    --        --     $10.01      $10.89    $10.89
          Total Return .....    --        --       0.1%(b)    22.1%     22.3%(b)
--------------------------------------------------------------------------------


                 Average Annual Returns - December 31, 2001 (a)
                 ----------------------------------------------
                1 Year .................................  (15.36)%
                Life of Fund (b) .......................    8.29%

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------

      We are seeing this already. In December and January, many competitive generators, including Mirant, American Electric Power, Allegheny Power, PPL and Calpine, slashed their plans to build new generating assets. In its January conference call, PPL cited the price caps imposed by federal and state regulators in response to shortage-induced price spikes as a major factor in its decision to reduce its investment in competitive generation. At the moment, there is plenty of capacity because the economy is weak and the weather is warm, so demand is low. A couple of years down the road, with normal economic growth, the shoes are going to pinch. At the moment the U.S. is stalled halfway down the road to fully competitive energy markets, with no energy policy. We saw earlier this year that it takes a crisis to break a political impasse, but in the midst of a crisis it is very hard to take the long view of the nation's ultimate best interests. In the "price spike" crisis early in 2001 (how long ago it seems!), the imposition of price caps was the only tangible result, and the caps did bring prices down. The rationing of capacity that will result in a couple of years will not, in the public's mind, be connected with the price caps that caused it. We live in interesting times.

      In the current unsettled environment, vanilla has been the flavor of the year. The utility stocks that have performed well have been the low-risk, slow-growth Steady Eddies: the electric and gas distribution companies with little or no competitive market presence. As is so often the case, the stocks for which expectations were highest early in the year have done the worst: the wholesale generators and the natural gas pipelines. A year ago, the competitive generators traded at 20 to 35 times 2001 estimates, the gas pipelines traded at 16 to 45 times 2001 estimates, and the plain vanilla utilities traded at 11 to 13 times earnings. Today the plain vanilla utilities trade about where they were a year ago while the wholesale generators trade at 8 to 10 times greatly reduced estimates and the dwindling universe of pipelines trade at 10 to 12 times 2001 estimates. The vanilla utilities trade at 2 to 3 times earnings growth while the generators and pipelines trade at less than 1 times earnings growth, because investors are skeptical about the companies' ability to deliver that growth.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              THE GABELLI UTILITIES FUND AND THE S&P UTILITY INDEX

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   S&P Utilities Fund    S&P Utility Index

8/31/99                 $10,000                 $10,000
12/99                   $12,225                 $ 9,006
12/00                   $14,234                 $14,291
12/01                   $12,048                 $ 9,942

* Past performance is not predictive of future performance.

      You can see where I'm going with this. The Gabelli Utilities Fund (the "Fund") is buying shares of beaten-down wholesale generators today. When natural gas commodity prices crack in the spring, as we currently expect, we plan to buy some pipeline names. We don't expect the generating companies or the pipelines to get back to prior highs, which represented extreme overvaluation on unrealistic earnings expectations. Today, however, expectations are a lot more realistic and valuations are compelling. Warts and all, these stocks have gotten very cheap.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001 the Fund rose 0.24%. The S&P Utility Index and Lipper Utility Fund Average declined 3.26% and 0.74%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 15.36% over the trailing twelve-month period. The S&P Utility Index and Lipper Utility Fund Average fell 30.43% and 21.24%, over the same twelve-month period. Since inception on August 31, 1999 through December 31, 2001, the Fund had a cumulative total return of 20.48%, which equates to an average annual total return of 8.29%.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunication companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

COMMENTARY

      In our view the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. Things seem be picking up a bit already, and if Congress cooperates, which is always a big question mark, we could be off to the races next year.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BELLSOUTH CORP. (BLS - $38.15 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered earnings per share ("EPS") growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans. At 16 times consensus 2002 estimates, BellSouth is statistically cheap.

CH ENERGY GROUP INC. (CHG - $43.47 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area long dominated by IBM. The buyer would almost have to be Energy East, Consolidated Edison, National Grid or Keyspan. The best fit clearly is with Energy East. The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. Energy East has a depressed stock price due to arbitrage pressures, Con Ed is licking its wounds from the Northeast Utilities fiasco and has its hands full and then some since September 11, and the Grid is tied down with Niagara Mohawk. We think it happens in more than a year but less than three. The company's very capable CEO, Paul Ganci, is scheduled to retire in May 2003, so do the math. Our estimate of the company's private market value ("PMV") is $63, which represents a premium of around 45%.

CINERGY CORP. (CIN - $33.43 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Elizabeth Taylor for our more senior shareholders), but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer. The stock is cheap at 12 times consensus 2002 EPS of $2.80. We think that the stock is cheap because investors have been waiting so long for the sale that many have given up and moved on.

CONSTELLATION ENERGY GROUP INC. (CEG - $26.55 - NYSE) is a position that was initiated in October at about the current price. The stock is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. In October, as the generating companies' stocks cratered, the company reversed its strategy and flushed its entire senior management team. The new management and strategy was unveiled at an analyst meeting in January. The company expects to earn $2.70 in 2002 and should be earning at least $3.00 in 2003. The stock is statistically cheap but will remain under a cloud until the company starts to deliver results in line with expectations. We expect a dividend increase related to the company's new, lower risk strategy to be announced shortly, which should give the stock some yield support.

DTE ENERGY CO. (DTE - $41.94 - NYSE) is a combination electric and gas utility serving metropolitan Detroit. The company recently completed the acquisition of MCN Energy, the gas distribution company serving much of southeastern Michigan. The company expects to exceed its initial estimate of cost savings. DTE trades at about 11 times our 2002 estimate of $3.95 per share.

ENTERGY CORP. (ETR - $39.11 - NYSE) is a back-from-the-dead story. Previous management stumbled from one miscue to another, and eventually the board had enough. The discredited management team was shown the door and Wayne Leonard, formerly the COO of Cinergy, was brought in along with his team. Results on Mr. Leonard's watch have been impressive, with a substantially improved balance sheet and earnings growth that is among the industry's best. A failed merger with FPL Group in the first quarter of 2001 was about the only disappointment of the year.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $17.73 - NYSE) agreed to be acquired by the National Grid of the U.K. in August 2000 for $19 per share in cash and stock. The acquisition is expected to close shortly. The New York regulators recently approved the merger. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

ONEOK INC. (OKE - $17.84 - NYSE) is pronounced "wun-oke," not "oh-nee-ock." One company, in Oklahoma. Get it? We didn't, either. No matter. Hate the name, love the stock. The Fund initiated a position in ONEOK late in the third quarter. The stock had fallen along with natural gas prices, and then got shredded when S&P dropped the company from the S&P 500 Index. The index funds had to sell; we bought. We're looking for a sale. Western Resources owns 45% of ONEOK and would like to sell. They have two problems: first, avoiding capital gains taxes and second, keeping the sale proceeds away from the sticky fingers of the Kansas regulators. Both problems are difficult but not impossible. We think that ONEOK management would be amenable to an approach from a buyer willing to structure a bid such that shareholders, customers and management all benefit. Possible buyers include UtiliCorp, Oklahoma Gas & Electric and American Electric Power, among others.

RGS ENERGY GROUP INC. (RGS - $37.60 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East, its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

SBC COMMUNICATIONS INC. (SBC - $39.17 - NYSE) is one of the largest incumbent local exchange carriers. The stock had been weighed down by estimate reductions following the Ameritech acquisition, mounting concerns about the impact of California's economic slowdown, and valuation concerns related to moderating EPS growth. Offsetting these concerns to investors are the stock's appeal as a relatively safe and liquid issue. SBC is expected to earn $2.30 this year, which is below company guidance, and $2.40 in 2002.

VERIZON COMMUNICATIONS (VZ - $47.46 - NYSE) is the large local telephone giant that was created by the merger of Bell Atlantic with GTE. The stock is statistically cheap compared to SBC or BellSouth, although its near-term EPS growth is actually superior. The stock is relatively cheap at about 15 times 2002 estimated EPS of $3.15, versus 2001 consensus estimates of $3.05.

WISCONSIN ENERGY CORP. (WEC - $22.56 - NYSE) provides electric and gas services to customers in southeastern Wisconsin. The company also owns a decent little pump business that came in with the gas company acquired in 2000. We'd like to see the company sell the industrial business but for now it pays its way. Wisconsin regulation ranks among the most supportive of U.S. public utility commissions, and the commission's support of the company's generation portfolio expansion gives the company unusually visible EPS growth prospects. It's not an exciting company but it has a strong balance sheet, excellent earnings growth and it trades barely over 10 times earnings with a decent dividend yield.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                              MARCH                             APRIL
                         --------                              -----                             -----
   1st Wednesday         Charles Minter & Martin Weiner        Henry van der Eb                  Susan Bryne
   2nd Wednesday         Ivan Arteaga                          Walter Walsh & Laura Linehan      Lynda Calkin
   3rd Wednesday         Tim O'Brien                           Tim O'Brien                       Caesar Bryan
   4th Wednesday         Barbara Marcin                        Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ TIMOTHY P. O'BRIEN


                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager

January 22, 2002

------------------------------------------------------------

                    SCHEDULE OF DISTRIBUTIONS
                    -------------------------

Reinvestment Date     Per Share     Reinvestment Price
------------------    ---------     ------------------
December 27, 1999       $0.25             $10.89
January 27, 2000        $0.07             $10.70
February 25, 2000       $0.07             $10.85
March 29, 2000          $0.07             $11.82
April 26, 2000          $0.07             $11.19
May 26, 2000            $0.07             $10.64
June 28, 2000           $0.07             $11.12
July 27, 2000           $0.07             $10.73
August 29, 2000         $0.07             $11.15
September 27, 2000      $0.07             $11.96
October 27, 2000        $0.07             $11.47
November 28, 2000       $0.07             $11.76
December 27, 2000       $0.12             $11.73



Reinvestment Date     Per Share     Reinvestment Price
------------------    ---------     ------------------
January 29, 2001        $0.07             $11.24
February 26, 2001       $0.07             $11.13
March 28, 2001          $0.07             $10.74
April 26, 2001          $0.07             $11.35
May 29, 2001            $0.07             $11.04
June 27, 2001           $0.07             $10.28
July 27, 2001           $0.07              $9.89
August 29, 2001         $0.07              $9.83
September 26, 2001      $0.07              $9.10
October 29, 2001        $0.07              $9.22
November 28, 2001       $0.07              $8.96
December 27, 2001       $0.07              $9.13

------------------------------------------------------------

    ------------------------------------------------------------------
                            TOP TEN HOLDINGS
                            DECEMBER 31, 2001
                            -----------------

    Cinergy Corp.                        Niagara Mohawk Holdings Inc.
    Mirant Trust I                       DTE Energy Co.
    Constellation Energy Group Inc.      Entergy Corp.
    ONEOK Inc.                           Wisconsin Energy Corp.
    CH Energy Group Inc.                 SBC Communications Inc.

    ------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                        MARKET
     SHARES                                 COST        VALUE
     ------                                 ----        ------

              COMMON STOCKS -- 81.2%
              ENERGY AND UTILITIES: ELECTRIC -- 18.6%

     14,000   Cinergy Corp. ...........  $  468,941   $  468,020
     10,900   DTE Energy Co. ..........     455,265      457,146
      1,000   Maine Public Service Co.       20,050       29,750
     26,000   Niagara Mohawk
                Holdings Inc.+ ........     385,150      460,980
     15,000   TECO Energy Inc. ........     377,735      393,600
                                         ----------   ----------
                                          1,707,141    1,809,496
                                         ----------   ----------
              ENERGY AND UTILITIES: INTEGRATED -- 40.0%
      9,000   Allegheny Energy Inc. ...     320,916      325,980
     10,900   CH Energy Group Inc. ....     461,590      473,823
     18,500   Constellation Energy
               Group Inc. .............     487,510      491,175
     11,600   Entergy Corp. ...........     424,888      453,676
     10,000   PPL Corp. ...............     334,720      348,500
     15,000   Reliant Energy Inc. .....     424,745      397,800
     11,600   RGS Energy Group Inc. ...     312,149      436,160
     12,000   Unisource Energy Corp. ..     211,359      218,280
      3,000   UtiliCorp United Inc. ...      86,130       75,510
     20,000   Wisconsin Energy Corp. ..     434,947      451,200
      6,000   WPS Resources Corp. .....     205,880      219,300
                                         ----------   ----------
                                          3,704,834    3,891,404
                                         ----------   ----------
              ENERGY AND UTILITIES: NATURAL GAS -- 9.0%
     27,000   ONEOK Inc. ..............     430,420      481,680
     15,000   Westcoast Energy Inc. ...     384,150      396,450
                                         ----------   ----------
                                            814,570      878,130
                                         ----------   ----------
              TELECOMMUNICATIONS: LOCAL -- 13.6%
     11,700   BellSouth Corp. .........     484,396      446,355
     11,400   SBC Communications Inc. .     469,238      446,538
      9,000   Verizon Communications ..     439,575      427,140
                                         ----------   ----------
                                          1,393,209    1,320,033
                                         ----------   ----------
              TOTAL COMMON STOCKS .....   7,619,754    7,899,063
                                         ----------   ----------

              PREFERRED STOCKS -- 10.6%
              ENERGY AND UTILITIES: INTEGRATED -- 10.6%
      9,000   Cinergy Corp.,
                9.500% Cv. Pfd. .......     450,000      496,800
     13,000   Mirant Trust I,
                6.250% Cv. Pfd., Ser. A     565,405      528,450

                                         ----------   ----------
                                          1,015,405    1,025,250
                                         ----------   ----------
              TOTAL PREFERRED STOCKS ..   1,015,405    1,025,250
                                         ----------   ----------

  PRINCIPAL                                            MARKET
   AMOUNT                                   COST        VALUE
  ---------                              ----------   ----------

              U.S. GOVERNMENT OBLIGATIONS -- 7.7%
   $751,000   U.S. Treasury Bills,
                1.650% to 1.720%++,
                01/03/02 to 03/28/02 ..  $  749,576   $  749,621
                                         ----------   ----------
              TOTAL
                INVESTMENTS -- 99.5% ..  $9,384,735    9,673,934
                                         ==========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.5%                  53,378
                                                      ----------
              NET ASSETS -- 100.0% ....               $9,727,312
                                                      ==========
  --------------
              For Federal tax purposes:
              Aggregate cost ......................   $9,384,993
                                                      ==========
              Gross unrealized appreciation .......   $  437,816
              Gross unrealized depreciation .......     (148,875)
                                                      ----------
              Net unrealized appreciation .........   $  288,941
                                                      ==========
  --------------
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ASSETS:

   Investments, at value (Cost $9,384,735) .................       $  9,673,934
   Cash ....................................................              1,663
   Dividends receivable ....................................             16,657
   Receivable for Fund shares sold .........................             71,105
   Receivable from adviser .................................             15,363
   Other assets ............................................                800
                                                                   ------------
   TOTAL ASSETS ............................................          9,779,522
                                                                   ------------
LIABILITIES:

   Payable for Fund shares redeemed ........................              6,807
   Payable for distribution fees ...........................              1,987
   Other accrued expenses and liabilities ..................             43,416
                                                                   ------------
   TOTAL LIABILITIES .......................................             52,210
                                                                   ------------
   NET ASSETS applicable to 1,065,986
     shares outstanding ....................................       $  9,727,312
                                                                   ============

NET ASSETS CONSIST OF:

   Shares of beneficial interest, at par value .............       $      1,066
   Additional paid-in capital ..............................         11,181,120
   Accumulated net realized loss on investments ............         (1,744,073)
   Net unrealized appreciation on investments ..............            289,199
                                                                   ------------
   TOTAL NET ASSETS ........................................       $  9,727,312
                                                                   ============

 NET ASSET VALUE, offering and redemption
     price per share ($9,727,312 (DIVIDE)
     1,065,986 shares  outstanding;
     unlimited  shares  authorized of $0.001 par
     value) ................................................             $ 9.13
                                                                         ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends (net of foreign taxes of $292) ................        $   299,413
   Interest ................................................             36,259
                                                                    -----------
   TOTAL INVESTMENT INCOME .................................            335,672
                                                                    -----------
EXPENSES:
   Investment advisory fees ................................            111,167
   Shareholder services fees ...............................             32,251
   Shareholder communications expenses .....................             31,046
   Distribution fees .......................................             27,792
   Trustees' fees ..........................................             23,868
   Registration fees .......................................             20,162
   Legal and audit fees ....................................             18,130
   Custodian fees ..........................................              5,865
   Miscellaneous expenses ..................................              5,826
                                                                    -----------
   TOTAL EXPENSES ..........................................            276,107
                                                                    -----------
   Less: Expense reimbursements ............................            (54,256)
                                                                    -----------
   TOTAL NET EXPENSES ......................................            221,851
                                                                    -----------
   NET INVESTMENT INCOME ...................................            113,821
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

   Net realized loss on investments ........................           (646,908)
   Net change in unrealized appreciation
     on investments ........................................         (1,428,093)
                                                                    -----------
   NET REALIZED AND UNREALIZED LOSS

     ON INVESTMENTS ........................................         (2,075,001)
                                                                    -----------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................        $(1,961,180)
                                                                    ===========


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                  -----------------     ------------------
OPERATIONS:
   Net investment income .......................................................     $   113,821          $    657,775
   Net realized loss on investments ............................................        (646,908)           (1,095,161)
   Net change in unrealized appreciation/depreciation on investments ...........      (1,428,093)            1,557,013
                                                                                     -----------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      (1,961,180)            1,119,627
                                                                                     -----------          ------------
   DISTRIBUTIONS TO SHAREHOLDERS:

   Net investment income .......................................................        (114,525)             (656,957)
   Return of capital ...........................................................        (789,647)                   --
                                                                                     -----------          ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................        (904,172)             (656,957)
                                                                                     -----------          ------------
   CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from shares of
     beneficial interest transactions ..........................................        (688,153)            9,133,186
                                                                                     -----------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS .......................................      (3,553,505)            9,595,856
                                                                                     -----------          ------------
   NET ASSETS:
   Beginning of period .........................................................      13,280,817             3,684,961
                                                                                     -----------          ------------
   End of period ...............................................................     $ 9,727,312          $ 13,280,817
                                                                                     ===========          ============

                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 31, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                  DISTRIBUTIONS PAID FROM:

                  Ordinary taxable income .................   $114,525
                  Non-taxable return of capital ...........    789,647
                                                              --------
                  Total distributions paid ................   $904,172
                                                              ========

For the period ended December 31, 2001, reclassifications were made to decrease accumulated net investment income for $66 with an offsetting adjustment to accumulated net realized loss on investments.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ...   $(1,743,815)
                  Net unrealized appreciation .............       288,941
                                                              -----------
                  Total accumulated loss ..................   $(1,454,874)
                                                              ===========

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $1,743,815. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $655,271 of the loss carryforward is available through 2009; and $1,088,544 is available through 2008.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser contractually agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the year ended December 31, 2001, the Adviser reimbursed the Fund in the amount of $54,256. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $27,792, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $11,127,988 and $11,476,166, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               YEAR ENDED                     YEAR ENDED
                                                            DECEMBER 31, 2001              DECEMBER 31, 2000
                                                       -------------------------       -------------------------
                                                        SHARES         AMOUNT           SHARES         AMOUNT
                                                       --------      -----------       ---------     -----------

Shares sold .......................................     426,201      $ 4,511,450       1,007,537     $11,600,876
Shares issued upon reinvestment of dividends ......      85,144          859,026          56,110         636,579
Shares redeemed ...................................    (578,419)      (6,058,629)       (269,032)     (3,104,269)
                                                       --------      -----------       ---------     -----------
    Net increase (decrease) .......................     (67,074)     $  (688,153)        794,615     $ 9,133,186
                                                        =======      ===========         =======     ===========

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout the period:

                                                                   YEAR ENDED          YEAR ENDED            PERIOD ENDED
                                                                DECEMBER 31, 2001   DECEMBER 31, 2000     DECEMBER 31, 1999+
                                                                -----------------   -----------------     ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ........................   $  11.72            $  10.89                $  10.00
                                                                    --------            --------                --------
    Net investment income .......................................       0.11                0.89                    0.04(a)
    Net realized and unrealized gain on investments .............      (1.86)               0.83                    2.18
                                                                    --------            --------                --------
    Total from investment operations ............................      (1.75)               1.72                    2.22
                                                                    --------            --------                --------
    DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income .......................................      (0.11)              (0.89)                  (0.03)
    Net realized gain on investments ............................         --                  --                   (1.23)
    In excess of net realized gain on investments ...............         --                  --                   (0.07)
                                                                    --------            --------                --------
    Total distributions before return of capital ................      (0.11)              (0.89)                  (1.33)
                                                                    --------            --------                --------
    Return of capital ...........................................      (0.73)                 --                      --
                                                                    --------            --------                --------
    Total distributions .........................................      (0.84)              (0.89)                  (1.33)
                                                                    --------            --------                --------
    NET ASSET VALUE, END OF PERIOD ..............................   $   9.13            $  11.72                $  10.89
                                                                    --------            --------                --------
    Total return(DOUBLE DAGGER) .................................    (15.4)%               16.4%                   22.3%
                                                                    ========            ========                ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ........................   $  9,727             $13,281                $  3,685
    Ratio of net investment income to average net assets ........      1.02%               8.31%                   0.99%(b)
    Ratio of operating expenses to average net assets
       before reimbursement (c) .................................      2.49%               2.88%                  10.63%(b)
    Ratio of operating expenses to average net assets
       net of reimbursement .....................................      2.00%               2.00%                   2.00%(b)
    Portfolio turnover rate .....................................       110%                215%                      94%
-----------

 + From commencement of investment operations on August 31, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) During the periods ended December 31, 2001, 2000 and 1999, the Adviser reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

THE GABELLI UTILITIES FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli Utilities Fund (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gabelli Utilities Fund at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        /S/ ERNST & YOUNG LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------

                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2001, the Fund paid to shareholders, ordinary income dividends (comprised of net investment income) totaling $0.11 per share. For the fiscal year ended December 31, 2001, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. Additionally, a certain portion of the distributions paid in 2001 were a nontaxable return of capital which should be deducted from the cost basis of the securities purchased.

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 10.83%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Utilities Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.

--------------------------------------------------------------------------------

THE GABELLI UTILITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utilities Fund Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF         NUMBER OF
NAME, POSITION(S)      OFFICE AND      FUNDS IN FUND
   ADDRESS(1)            LENGTH OF    COMPLEX OVERSEEN        PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
   AND AGE           TIME SERVED(2)      BY TRUSTEE           DURING PAST FIVE YEARS                     HELD BY TRUSTEE
-----------------    --------------   ----------------        -----------------------                  -------------------
INTERESTED TRUSTEES(3):
-----------------------
MARIO J. GABELLI       Since 1999           21           Chairman of the Board and Chief           Director of Morgan Group
Trustee and President                                    Executive Officer of Gabelli Asset        Holdings, Inc. (transportation
Age: 59                                                  Management Inc. and Chief Investment      services); Vice Chairman of Lynch
                                                         Officer of Gabelli Funds, LLC and GAMCO   Corporation
                                                         Investors, Inc.; Chairman and Chief       (diversified manufacturing)
                                                         Executive Officer of Lynch Interactive
                                                         Corporation (multimedia and services)

KARL OTTO POHL         Since 1999           30           Member of the Shareholder Committee of    Director of Gabelli Asset
Trustee                                                  Sal Oppenheim Jr. & Cie (private          Management Inc.
Age: 72                                                  investment bank); Former President of     (investment management);
                                                         the Deutsche Bundesbank and Chairman of   Chairman,   Incentive
                                                         its Central Bank Council (1980-1991)      Capital and Incentive Asset
                                                                                                   Management (Zurich);
                                                                                                   Director at Sal Oppenheim,
                                                                                                   Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:
------------------------
ANTHONY J. COLAVITA    Since 1999           32           President and Attorney at Law in the law              --
Trustee                                                  firm of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT     Since 1999           10           Former Senior Vice President and Chief                --
Trustee                                                  Financial Officer of KeySpan Energy
Age: 58                                                  Corporation

MARY E. HAUCK          Since 2000            6           Retired Senior Manager of the Gabelli                 --
Trustee                                                  O'Connor Fixed Income Mutual Funds
Age: 59                                                  Management Company

WERNER J. ROEDER, MD   Since 1999           26           Medical Director of Lawrence Hospital and             --
Trustee                                                  practicing private physician
Age: 61


OFFICERS:
---------
BRUCE N. ALPERT        Since 1999           --           Executive Vice President and Chief                     --
Vice President and                                       Operating Officer of Gabelli Funds, LLC
Treasurer                                                since 1988 and an officer of all mutual
Age: 50                                                  funds advised by Gabelli Funds, LLC and
                                                         its affiliates. Director and President
                                                         of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1999           --           Vice President, General Counsel and                   --
Secretary                                                Secretary of Gabelli Asset Management
Age: 38                                                  Inc. since 1999 and GAMCO Investors,
                                                         Inc. since 1993; Secretary of all mutual
                                                         funds advised by Gabelli Advisers, Inc.
                                                         and Gabelli Funds, LLC

(1) Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
(2) Each Trustee will hold office for an  indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Agreement and Declaration of Trust.
(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                       Mary E. Hauck
CHAIRMAN AND CHIEF                          (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                          GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.               MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                         Karl Otto Pohl
ATTORNEY-AT-LAW                             FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                   DEUTSCHE BUNDESBANK

Vincent D. Enright                          Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                 LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                       Timothy P. O'Brien, CFA
PRESIDENT AND CHIEF                         PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                             James E. McKee
VICE PRESIDENT AND TREASURER                SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB470Q401SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]


THE
GABELLI
UTILITIES
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001